UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

QS Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23902 FM 2978
Tomball, Texas	77375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 300-7647

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240. 12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Registrant held its annual meeting of stockholders on February 14, 2025, at which time the following individuals were elected as Class II and Class III Directors of Registrant’s Board of Directors:

Eric Bunting, M.D. (Class II)

Cecil Bond Kyte (Class III)

The appointment of Registrant’s independent auditors, Weinberg & Co., P.A., to serve as Registrant’s auditors for the year ending December 31, 2025, was ratified.

The proposal to amend Registrant’s Articles of Incorporation to increase its authorized shares of common stock from 500 million to 750 million was approved.

The proposal, on a non-binding advisory basis, regarding compensation for Registrant’s named executive officers, and the proposal, on a non-binding advisory basis, regarding a vote on executive compensation every three years were both approved.

428,424,880 shares of Registrant’s common stock were entitled to vote as of the record date of December 31, 2024. There were 304,975,062 shares of the Registrant’s common stock present in person and by proxy at the annual meeting, and a quorum was represented at the annual meeting in person and by proxy. The following summarizes vote results for those matters submitted to the Registrant’s stockholders for action at the annual meeting:

1. Proposal to elect one (1) Class II Director and one (1) Class III Director to Registrant’s Board of Directors.

Director	For	Withheld
Cecil Bond Kyte (Class III)	216,717,124	7,012,770
Eric Bunting, Class (II)	219,236,124	4,493,770

2. Proposal to ratify the appointment of Weinberg & Co., P.A. as Registrant’s independent accountants for the year ending December 31, 2025.

For	Against	Abstain
302,407,760	4,400	2,562,905

3. Proposal to Amend the Articles of Incorporation of Registrant to increase the Registrant’s authorized shares of common stock from 500 million to 750 million.

For	Against	Abstain
288,162,717	14,995,790	1,816,555

4. Proposal, on a non-binding advisory basis, regarding compensation and compensation program for Registrant’s named executive officers.

For	Against	Abstain
211,337,574	7,331,563	5,060,757

5. Proposal, on a non-advisory basis, regarding a vote on executive compensation every three years.

For	Against	Abstain
216,095,357	4,779,026	2,855,511

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2025	QS ENERGY, INC.

By: /s/ Cecil Bond Kyte
Name: Cecil Bond Kyte
Title: CEO and CFO

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